THE OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2012

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

The Oakmark Funds

2013 First Quarter Report

TABLE OF CONTENTS

President's Letter	1
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	18
Portfolio Manager Commentary	19
Schedule of Investments	21
Oakmark Global Select Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	26
Oakmark International Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Disclosures and Endnotes	36
Trustees and Officers	38

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

THE OAKMARK FUNDS

The Oakmark Funds

President's Letter

December 31, 2012

Dear Fellow Shareholders,

Markets were mostly positive during the fourth calendar quarter for The Oakmark Funds. International markets posted strong gains, as did our international and global Funds. While U.S. markets overall were weak, the returns on our U.S.-focused Funds matched or beat their benchmarks.

The Equity and Income Fund slightly outperformed its benchmark during the quarter, but it continues to lag for the one- and three-year annualized periods. Our portfolio managers discuss their thoughts on the quarter and the opportunities ahead in their shareholder letters.

Reviewing our performance reminds us of the importance of sticking with a long-term asset allocation decision. Investors who maintained or increased their allocations to equities in 2012 were rewarded, while those who abandoned equity strategies have experienced the opportunity cost of missing these rising markets. At Oakmark, our philosophy focuses on investing for the long term. It takes discipline and, at times, fortitude to consistently follow this course, but doing so has rewarded our shareholders for more than two decades. We encourage you to stay on course as you look forward to 2013.

Oakmark Chairman Wilner Retires

Dr. Gary Wilner retired as Chairman of The Oakmark Funds effective December 31, 2012. During his 19 years as a Trustee, including eight as Chairman, Dr. Wilner provided thoughtful guidance and demonstrated excellent stewardship of shareholder assets through eventful times. All of the trustees and officers that serve The Oakmark Funds appreciate his counsel. He has exemplified the level of dedication required to uphold the trust and expectations of those who follow and invest in our esteemed fund family. He was succeeded on January 1 by Allan Reich, who enjoys a similar length of tenure and experience as an Oakmark Trustee, and who has earned the great respect of his peers. We thank Gary for his excellent service over these years, and look forward to working with Allan in his new capacity.

A New www.Oakmark.com

We have rebuilt our Oakmark.com website to provide easier access to information about your Funds. We plan to release this new site at the end of January, and we look forward to your feedback on how well it works for you. We have updated the design to place content at your fingertips, both in summary fashion and with deeper drills into portfolio details and our investment philosophy. The website should be a more effective venue for valuable communications about your funds and Harris Associates. Further, it simplifies navigation among the myriad literature and forms that assist in the management of your accounts. While we have made significant changes in the new Oakmark.com, your account access will remain in its customary location on the home page and the secure login process will not change.

Welcome to new Co-Managers

Harris Associates has announced that Tony Coniaris and Win Murray will join Bill Nygren as co-managers of the Oakmark Select Fund at the end of January. Both are proven research analysts with many years of experience at Harris, and have worked closely with Bill supporting the portfolio management function for some time now.

Clyde McGregor will continue to work with his internal advisory groups for the present time. They have made significant contributions to his evaluation of both the fixed-income and equity segments of the portfolio.

oakmark.com 1

The Oakmark Funds

President's Letter (continued)

December 31, 2012

Personal Investments in the Funds

At Oakmark, we have found that significant management share ownership is an important attribute of successful companies. When a management team has a meaningful stake invested along with their company shareholders, the foundation for good, long-term stewardship is reinforced. We believe this is true for the companies that we invest in, as well as for the mutual funds that we manage. Significant ownership of Fund shares by all levels of employees at Harris Associates demonstrates our confidence in our investment process and our commitment to managing your funds with integrity.

We are proud to report that, as of December 31, 2012, the value of Oakmark Funds owned by the employees of Harris Associates, our families, the Funds' officers and our trustees was more than $335 million. Sharing this information with you annually attests to our conviction, both professionally and personally, that our Funds remain attractive investments for the future.

Thank you for your continued investment and confidence in the Oakmark Funds. We welcome your comments and questions.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

2 THE OAKMARK FUNDS

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oakmark.com 3

Oakmark Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	2.99%	20.97%	11.38%	6.16%	7.82%	12.34%
S&P 500 Index	-0.38%	16.00%	10.87%	1.66%	7.10%	8.50%
Dow Jones Industrial Average[3]	-1.74%	10.24%	10.87%	2.62%	7.32%	9.71%
Lipper Large Cap Value Funds Index[4]	1.45%	15.87%	8.61%	0.17%	6.41%	7.94%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.1
JPMorgan Chase & Co.	2.6
Capital One Financial Corp.	2.5
American International Group, Inc.	2.4
FedEx Corp.	2.4
Oracle Corp.	2.3
Texas Instruments, Inc.	2.3
Intel Corp.	2.3
TE Connectivity, Ltd.	2.3
Medtronic, Inc.	2.2
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	54
Net Assets	$7.3 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$76.4 billion
Median Market Cap	$31.2 billion
Equity Turnover (as of 12/31/12)	24%
Expense Ratio - Class I (as of 9/30/12)	1.03%
SECTOR ALLOCATION	% of Net Assets
Financials	25.0
Information Technology	20.3
Consumer Discretionary	18.7
Industrials	12.5
Health Care	7.5
Energy	6.7
Consumer Staples	3.5
Short-Term Investments and Other	5.8

4 THE OAKMARK FUNDS

Oakmark Fund  December 31, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 3% for the past quarter, compared to an unchanged S&P 500 Index. For the full year of 2012, Oakmark Fund increased 21%, compared to 16% for the S&P 500 Index. We are very pleased with those results and hope you are, too.

The quarter's best performer, and because of that performance, now our largest position, was Bank of America, up 32%. Next best was Delphi Automotive, up 23%. Throughout the year, we have believed that the most undervalued stocks were those that had some exposure to economic cyclicality. We don't ever wake up in the morning saying, "Boy, I wish our portfolio had more cyclic risk." However, when investors price cyclic businesses at very large discounts to stable businesses, we are more than happy to be bargain purchasers. The businesses of Bank of America and Delphi are expected to perform better in strong economies. Both were selling at what we considered to be bargain prices relative to our estimate of their "normal" earnings. Despite the significant increases in their stock prices, both continue to sell at what we consider to be attractive valuations.

Our worst performer in the quarter was Apple, down 20%. Last quarter, I explained how our holdings in Apple actually hurt our relative performance, even though the stock had produced outstanding returns. Because our Apple weighting was only half that of the S&P 500 Index's, Apple contributed more to the index than to our portfolio. The reverse was true this quarter. Apple performed poorly, but because our weighting was less than the S&P 500 Index's, Apple actually helped our relative performance. Our weighting in Apple is based on our assessment of its attractiveness, not its market cap. We believe Apple is priced very cheap relative to its current level of earnings. If we were confident that its current earnings were sustainable and that its management would distribute those earnings to shareholders via dividends or share repurchases, we would increase our weighting.

We eliminated two holdings during the quarter, eBay and Time Warner. Both were very successful holdings for the Fund and were sold because their stock prices appreciated to levels that we believed were appropriate. We added one position during the quarter, Halliburton.

Halliburton (HAL-34)

Halliburton is the world's second-largest oil service contractor. It has a high and growing market share in most of its business lines, and its markets are growing. In 2011, the stock peaked at $58. Its price has fallen due to concerns about a short-term spike in raw materials costs and slower growth in North American pressure pumping, an important market for Halliburton. The shale drilling boom in North America has been especially good for providers of pressure pumping services, a market Halliburton has dominated. The recent slowdown in pressure pumping growth was caused by energy producers responding to lower natural gas prices. If gas prices increase, as the futures market anticipates, drilling in oil shale fields should rebound, and demand for pressure pumping services should improve. While we wait, Halliburton is enjoying growth outside the United States, where it gets almost half of its revenue. Further, Halliburton is a strong free cash producer with an already strong balance sheet. After final settlement of its Macondo liabilities, which we expect to occur early this year, we believe the company will return more cash to its shareholders. Halliburton sells for about 8 times anticipated 2014 earnings plus amortization. Last year, it sold for more than twice that multiple. We believe a mid-teens price/earnings ratio6 would be more appropriate. We were pleased to have the opportunity to add this industry leader on terms that appear so attractive.

oakmark.com 5

Oakmark Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.2%
FINANCIALS - 25.0%
DIVERSIFIED FINANCIALS - 15.8%
Bank of America Corp. Other Diversified Financial Services	19,600	$227,360
JPMorgan Chase & Co. Other Diversified Financial Services	4,345	191,050
Capital One Financial Corp. Consumer Finance	3,113	180,325
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,213	154,730
Franklin Resources, Inc. Asset Management & Custody Banks	1,130	142,041
State Street Corp. Asset Management & Custody Banks	2,800	131,628
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,060	130,032
		1,157,166
INSURANCE - 7.2%
American International Group, Inc. (a) Multi-line Insurance	4,995	176,324
Aflac, Inc. Life & Health Insurance	2,860	151,923
Principal Financial Group, Inc. Life & Health Insurance	3,500	99,820
Aon PLC (b) Insurance Brokers	1,770	98,412
		526,479
BANKS - 2.0%
Wells Fargo & Co. Diversified Banks	4,320	147,657
		1,831,302
INFORMATION TECHNOLOGY - 20.3%
SOFTWARE & SERVICES - 8.8%
Oracle Corp. Systems Software	5,130	170,932
MasterCard, Inc., Class A Data Processing & Outsourced Services	308	151,314
Google, Inc., Class A (a) Internet Software & Services	177	125,558
Microsoft Corp. Systems Software	4,420	118,147
Automatic Data Processing, Inc. Data Processing & Outsourced Services	1,430	81,524
		647,475
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	4,486	$166,507
Dell, Inc. Computer Hardware	12,860	130,272
Apple, Inc. Computer Hardware	243	129,526
		426,305
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Texas Instruments, Inc. Semiconductors	5,465	169,087
Intel Corp. Semiconductors	8,145	168,031
Applied Materials, Inc. Semiconductor Equipment	7,160	81,911
		419,029
		1,492,809
CONSUMER DISCRETIONARY - 18.7%
MEDIA - 10.5%
Comcast Corp., Class A Cable & Satellite	4,440	159,618
Discovery Communications, Inc., Class C (a) Broadcasting	2,660	155,618
Omnicom Group, Inc. Advertising	2,821	140,950
DIRECTV (a) Cable & Satellite	2,399	120,342
The Walt Disney Co. Movies & Entertainment	2,056	102,383
Viacom, Inc., Class B Movies & Entertainment	1,730	91,227
		770,138
RETAILING - 4.5%
Liberty Interactive Corp., Class A (a) Catalog Retail	6,655	130,970
The Home Depot, Inc. Home Improvement Retail	1,957	121,009
Kohl's Corp. Department Stores	1,807	77,661
		329,640
AUTOMOBILES & COMPONENTS - 2.8%
Delphi Automotive PLC (a) (b) Auto Parts & Equipment	3,984	152,388
Harley-Davidson, Inc. Motorcycle Manufacturers	1,102	53,822
		206,210
CONSUMER SERVICES - 0.9%
McDonald's Corp. Restaurants	709	62,541
		1,368,529

6 THE OAKMARK FUNDS

Oakmark Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.2% (continued)
INDUSTRIALS - 12.5%
CAPITAL GOODS - 10.1%
Illinois Tool Works, Inc. Industrial Machinery	2,460	$149,593
Cummins, Inc. Construction & Farm Machinery & Heavy Trucks	1,380	149,523
Parker Hannifin Corp. Industrial Machinery	1,725	146,728
3M Co. Industrial Conglomerates	1,453	134,911
Northrop Grumman Corp. Aerospace & Defense	1,440	97,315
The Boeing Co. Aerospace & Defense	878	66,166
		744,236
TRANSPORTATION - 2.4%
FedEx Corp. Air Freight & Logistics	1,890	173,351
		917,587
HEALTH CARE - 7.5%
HEALTH CARE EQUIPMENT & SERVICES - 6.6%
Medtronic, Inc. Health Care Equipment	3,985	163,465
Covidien PLC (b) Health Care Equipment	2,128	122,871
UnitedHealth Group, Inc. Managed Health Care	2,260	122,582
Baxter International, Inc. Health Care Equipment	1,153	76,859
		485,777
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.9%
Merck & Co., Inc. Pharmaceuticals	1,587	64,953
		550,730
ENERGY - 6.7%
Devon Energy Corp. Oil & Gas Exploration & Production	2,905	151,176
Exxon Mobil Corp. Integrated Oil & Gas	1,597	138,220
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,710	124,434
Halliburton Co. Oil & Gas Equipment & Services	2,200	76,318
		490,148
	Shares	Value
CONSUMER STAPLES - 3.5%
FOOD, BEVERAGE & TOBACCO - 2.5%
Unilever PLC (c) Packaged Foods & Meats	3,733	$144,542
H.J. Heinz Co. Packaged Foods & Meats	650	37,492
		182,034
FOOD & STAPLES RETAILING - 1.0%
Wal-Mart Stores, Inc. Hypermarkets & Super Centers	1,065	72,665
		254,699
TOTAL COMMON STOCKS - 94.2% (COST $5,057,555)		6,905,804
	Par Value	Value
SHORT TERM INVESTMENT - 5.3%
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $389,003, collateralized by a Federal National Mortgage Association Bond, 2.750%, due 04/16/19, value plus accrued interest of $60,844, by a United States Treasury Note, 1.500%, due 03/31/19, value plus accrued interest of $335,939 (Cost: $389,001)	389,001	389,001
TOTAL SHORT TERM INVESTMENTS - 5.3% (COST $389,001)		389,001
TOTAL INVESTMENTS - 99.5% (COST $5,446,556)		7,294,805
Foreign Currencies (Cost $697) - 0.0% (d)		697
Other Assets In Excess of Liabilities - 0.5%		39,320
TOTAL NET ASSETS - 100.0%		$7,334,822

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

oakmark.com 7

Oakmark Select Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	5.36%	21.74%	12.09%	6.49%	7.09%	12.27%
S&P 500 Index	-0.38%	16.00%	10.87%	1.66%	7.10%	6.38%
Lipper Multi-Cap Value Funds Index[7]	2.27%	17.23%	8.79%	0.32%	6.69%	6.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
TRW Automotive Holdings Corp.	6.6
Discovery Communications, Inc., Class C	6.2
Bank of America Corp.	6.1
TE Connectivity, Ltd.	6.1
Capital One Financial Corp.	5.5
JPMorgan Chase & Co.	5.4
Newfield Exploration Co.	5.0
MasterCard, Inc., Class A	4.8
Liberty Interactive Corp., Class A	4.8
American International Group, Inc.	4.7
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	20
Net Assets	$3.2 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$45.7 billion
Median Market Cap	$29.6 billion
Equity Turnover (as of 12/31/12)	34%
Expense Ratio - Class I (as of 9/30/12)	1.05%
SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	25.3
Information Technology	22.6
Financials	21.7
Energy	8.9
Industrials	7.1
Health Care	4.4
Utilities	4.0
Short-Term Investments and Other	6.0

8 THE OAKMARK FUNDS

Oakmark Select Fund  December 31, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 5% during the quarter, while the S&P 500 Index1 was unchanged. For all of calendar 2012, The Oakmark Select Fund returned 22%, compared to 16% for the S&P 500 Index. The Fund's absolute and relative returns are both well above historical averages. Though we are very pleased with this performance—and hope you are, too—we also want to remind you that we don't expect to perform this well in most quarters or years.

As we've said throughout the year, we believe investors are still paying a larger premium than they should for low-risk securities, and that we are finding better opportunities in companies with more economic sensitivity. Our exposure to financials and cyclicals contributed strongly to the quarter's results. Our best performer was Bank of America, up 32%. A few short years ago, Bank of America's ability to even survive was a legitimate concern. Today, it has emerged as arguably the financially strongest multinational bank. Yet, the stock still trades at a sharp discount to its book value and a low P/E on expected 2014 earnings. Our second-best performer was global auto parts supplier TRW Automotive, up 23%. Many investors have been concerned that demand for auto parts would fall if the economy turned down again. However, we believe that investors are just starting to understand the importance of emerging markets for the automotive industry. Long term, that growth is likely to overwhelm the cyclical ups and downs of Europe and the United States.

Our worst performer for the quarter was Newfield Exploration, down 15%. It was our only double-digit decliner. When a portfolio has two stocks up over 20% and only one down more than 10%, it will usually be a pretty good quarter. Though we are disappointed with Newfield's stock performance, we are pleased with management's decision to decrease spending on natural gas reserve development and instead spend that money on its oil properties. We believe Newfield sells at a very large discount to the field-by-field asset value of its properties.

An important change you'll notice in the portfolio is that our largest holding is now TRW Automotive, instead of Discovery Communications. Discovery had another very good year, up 55%. Though its business is performing well and we believe the stock continues to be somewhat undervalued, we sold some of our shares because we no longer believe its undervaluation is enough to warrant being our largest holding.

During the quarter, we eliminated our holding of BMC Software. BMC ended its strategic review with the decision to remain an independent company. We had believed BMC would be worth much more to a larger software company than as a stand-alone. The lack of a compelling offer during the strategic review forced us to conclude we were probably wrong. Though the price of BMC shares rose slightly during the time that we owned it, we concluded that its purchase was a mistake.

Kennametal replaced BMC in the portfolio. It is a classic mid-sized industrial business that appears to be benefiting from management improvement. Selling at less than 9 times our estimate of 2014 earnings plus amortization, we believe investors have not yet priced in that improvement.

On a more personal note, it felt odd last quarter seeing only my picture at the top of this report. Since March 2000, my picture had been side-by-side with my co-manager, Henry Berghoef. As previously reported, Henry retired last year, and having just seen him at our company holiday party, I can report that he is thriving in his new role. I always said it would be tough for any one person to replace Henry, but I believe that goal will be accomplished. I am pleased to report that when our prospectus is updated at the end of January, we will be naming not one, but two new co-managers: Tony Coniaris and Win Murray.

Why two? Because two exceptional candidates were available, and I saw no reason to exclude either one of them. Tony joined us in 1999 as a research assistant, a position that normally is a "two years and out" position. Our general preference is to let young analysts gain their experience elsewhere, and then we'll consider hiring them. But we didn't want to risk Tony not coming back. So we kept him on as a junior analyst and then promoted him to analyst. Meanwhile, Win joined us as an experienced analyst in 2003. Both Tony and Win were named partners in 2008, and Win was subsequently named our Director of U.S. Research. I have worked very closely with both of them for many years and am confident that they have not only the right skills to work on this portfolio, but as important, the right personalities.

Thank you for your continued confidence in our Fund, and best wishes for a healthy, prosperous 2013.

oakmark.com 9

Oakmark Select Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 25.3%
MEDIA - 13.9%
Discovery Communications, Inc., Class C (a) Broadcasting	3,410	$199,456
Comcast Corp., Class A Cable & Satellite	3,550	127,622
DIRECTV (a) Cable & Satellite	2,448	122,789
		449,867
AUTOMOBILES & COMPONENTS - 6.6%
TRW Automotive Holdings Corp. (a) Auto Parts & Equipment	4,000	214,440
RETAILING - 4.8%
Liberty Interactive Corp., Class A (a) Catalog Retail	7,800	153,504
		817,811
INFORMATION TECHNOLOGY - 22.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 10.0%
TE Connectivity, Ltd. (b) Electronic Manufacturing Services	5,294	196,511
Dell, Inc. Computer Hardware	12,500	126,625
		323,136
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.9%
Intel Corp. Semiconductors	6,297	129,907
Texas Instruments, Inc. Semiconductors	4,050	125,307
		255,214
SOFTWARE & SERVICES - 4.7%
MasterCard, Inc., Class A Data Processing & Outsourced Services	315	154,753
		733,103
FINANCIALS - 21.7%
DIVERSIFIED FINANCIALS - 17.0%
Bank of America Corp. Other Diversified Financial Services	17,100	198,360
Capital One Financial Corp. Consumer Finance	3,050	176,686
JPMorgan Chase & Co. Other Diversified Financial Services	4,000	175,880
		550,926
INSURANCE - 4.7%
American International Group, Inc. (a) Multi-line Insurance	4,305	151,974
		702,900
	Shares	Value
ENERGY - 8.9%
Newfield Exploration Co. (a) Oil & Gas Exploration & Production	6,049	$161,996
Cenovus Energy, Inc. (b) Integrated Oil & Gas	3,735	125,265
		287,261
INDUSTRIALS - 7.1%
TRANSPORTATION - 4.1%
FedEx Corp. Air Freight & Logistics	1,450	132,994
CAPITAL GOODS - 3.0%
Kennametal, Inc. Industrial Machinery	2,402	96,078
		229,072
HEALTH CARE - 4.4%
HEALTH CARE EQUIPMENT & SERVICES - 4.4%
Medtronic, Inc. Health Care Equipment	3,500	143,570
UTILITIES - 4.0%
Calpine Corp. (a) Independent Power Producers & Energy Traders	7,104	128,803
TOTAL COMMON STOCKS - 94.0% (COST $2,105,504)		3,042,520
	Par Value	Value
SHORT TERM INVESTMENTS - 5.7%
REPURCHASE AGREEMENT - 5.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $183,243, collateralized by Federal Home Loan Mortgage Corp. Bonds, 0.900% - 1.000%, due 09/27/17 - 12/28/17, aggregate value plus accrued interest of $167,302, by a United States Treasury Bond, 3.500%, due 02/15/18, value plus accrued interest of $19,604, by a United States Treasury Note, 0.625%, due 05/31/17, value plus accrued interest of $5 (Cost: $183,242)	183,242	183,242
TOTAL SHORT TERM INVESTMENTS - 5.7% (COST $183,242)		183,242
TOTAL INVESTMENTS - 99.7% (COST $2,288,746)		3,225,762
Foreign Currencies (Cost $702) - 0.0% (c)		702
Other Assets In Excess of Liabilities - 0.3%		8,219
TOTAL NET ASSETS - 100.0%		$3,234,683

(a)  Non-income producing security

(b)  Foreign domiciled corporation

(c)  Amount rounds to less than 0.1%.

10 THE OAKMARK FUNDS

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oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity & Income Fund (Class I)	1.41%	9.05%	6.32%	3.84%	8.26%	10.50%
Lipper Balanced Funds Index	1.22%	11.94%	8.06%	2.82%	6.51%	6.55%
S&P 500 Index[1]	-0.38%	16.00%	10.87%	1.66%	7.10%	7.29%
Barclays U.S. Govt./Credit Index[9]	0.38%	4.82%	6.71%	6.06%	5.25%	6.17%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Nestle SA	3.3
UnitedHealth Group, Inc.	3.2
Cenovus Energy, Inc.	3.1
General Dynamics Corp.	3.1
Devon Energy Corp.	3.0
Diageo PLC	3.0
Dover Corp.	2.9
Flowserve Corp.	2.9
Philip Morris International, Inc.	2.8
MasterCard, Inc., Class A	2.5
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	54
Net Assets	$18.6 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$36.2 billion
Median Market Cap	$8.4 billion
Equity Turnover (as of 12/31/12)	35%
Expense Ratio - Class I (as of 9/30/12)	0.78%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Industrials	18.8
Energy	14.2
Health Care	12.4
Consumer Staples	10.5
Consumer Discretionary	8.5
Information Technology	6.7
Financials	2.6
Materials	0.6
Total Equity Investments	74.3
Government and Agency Securities	18.5
Corporate Bonds	1.3
Asset Backed Securities	0.1
Short-Term Investments and Other	5.8

12 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2012

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakbx@oakmark.com

Quarter Review

U.S. equity markets followed up a strong September quarter with a choppy and unproductive December period. Fixed-income returns were modest as well. During the past quarter, the Equity and Income Fund earned 1%, roughly equivalent to the return for the Lipper Balanced Fund Index8, the Fund's performance benchmark. For the calendar year, the Fund returned 9% versus the Lipper index's 12%. Since the Fund's inception in 1995, the annualized compound rate of return is 11% while the corresponding return for the Lipper index is 7%.

The stocks with the greatest return contribution in the quarter were Rockwell Automation, Flowserve, Varian Medical Systems, Dover and Lear. The largest detractors were Devon Energy, Apache, Baker Hughes, EnCana and Philip Morris International. All of the detractors except Philip Morris are in the energy industry, which continues to suffer from the oversupply of natural gas. Detractors from return for the calendar year were Walter Energy, Devon Energy, Staples, Apache and Republic Services (sold). The largest 12-month contributors to portfolio return were Diageo, Flowserve, TJX (sold), MasterCard and Scripps Networks Interactive.

Although comfortably profitable for investors, calendar 2012 was relatively disappointing for the Fund. A variety of factors contributed to this outcome. Perhaps foremost was our belief that income had become overpriced, whether in bonds or higher-yielding equities. Financial repression has continued much longer than we thought possible, and this has, in our opinion, encouraged investors to overpay for income in every security type. Also important was our failure to foresee that exploration and production company stocks would become mere proxies for the price movements of natural gas, despite their attractive valuations. Finally, the Fund began calendar 2012 with little exposure to financial service stocks, a group that performed strongly. On the positive side, the Fund's consumer and industrial holdings provided favorable relative results.

Going forward, we are optimistic about the Fund's holdings. We believe our equities remain attractively priced (especially relative to bonds), and we continue to find promising investment opportunities. The Fund's 74% allocation to equities expresses this effort. Although the desultory interest rate environment tempers our interest in bonds, we have found occasional fixed-income opportunities to put money to work on our terms. As always, we look for value wherever we may find it, and believe that our current portfolio fully reflects that effort.

In the middle of December, the Fund experienced a curiosity: Three holdings announced significant acquisitions, and yet their share prices all went up. Typically, the acquirer in a deal experiences share price erosion as investors fret about the dilution of the company's previous attributes and the risk of overpayment. In these three instances, however, the market quickly agreed with the managements of Arris Group, Crane and Mohawk Industries that their proposed purchases would help grow their company's per-share value. We will continue to study these transactions, but we find the market's reaction to be intriguing.

Transaction Activity

The Fund initiated five new equity holdings during the quarter and eliminated three. This increases the number of equities to 54, greater than is typical for the Fund, but consistent with the Fund's equity allocation being at its highest level ever. The Fund eliminated its holdings in Boston Scientific, VCA Antech and TJX. Boston Scientific continues to struggle with evolving standards for cardiovascular treatment, and the steep drop in the use of coronary stents has limited the company's growth prospects. VCA Antech, the largest chain operator of animal hospitals, has also strained to grow its per-share value as it suffers market share losses. In contrast, TJX contributed significantly to Fund returns, but we sold it simply because we believed it was no longer substantially undervalued. I laud and thank CEO Carol Meyrowitz and her team for their outstanding success in the always competitive retailing industry.

Taking our recent purchases in alphabetical order, this quarter we initiated a position in Bank of America—our first investment in the banking industry in over six years. Throughout that time period, I have felt that investments in this industry were not suitable for the Equity and Income Fund, given the Fund's position as the most risk-averse in the Oakmark family. Bank investment has been fraught with many hard-to-quantify risks, including opaque financial reporting, exposure to low-quality mortgages and the overall housing market, negatively evolving regulatory rules, substantial litigation and the industry's high degree of financial leverage, which amplifies the impact of all risks. But with each passing year since the nadir of the financial crisis, the industry has made progress addressing these issues. Regulators and auditors are scrutinizing banks' books with newfound vigor, bad mortgage balances have declined, the housing market is more stable, the broad strokes of many important regulatory rules have been established, considerable litigation reserves have been built and leverage has diminished. Over the past few quarters in particular, these issues have resolved such that bank stocks can once again compete for space in the Fund. Bank of America stands out as having the most compelling prospective return. For years, it was the poster child for all that was troubling about banks. But like the industry as a whole, Bank of America has made tremendous progress simplifying and "de-risking" its business. For instance, in just the past few quarters, it has gone from being one of the worst capitalized big banks to the best. (For perspective, the company's tangible common equity ratio is 64% higher than it was in 2006, which was before the crisis.) Although investors have started to reward the company for its progress and brought the stock up from its lows,

oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2012

Portfolio Manager Commentary (continued)

it is still being valued at a sizable discount to its peers. The discount derives both from stale perceptions of the company's relative risk profile and its relatively depressed near-term earnings. We expect this discount to close with time, as investors re-evaluate the "new" Bank of America and its profitability catches up.

Although the Bank of America purchase involves an industry that has not recently been in the Fund, the rest of the new purchases are more in the Fund's mainstream. BorgWarner is an auto parts manufacturer with unusually fast growth prospects. The company helps original equipment manufacturers cope with the ever-increasing requirements for improved fuel consumption. Crane is a mid-cap conglomerate with operations concentrating in flow control and aerospace. Kaydon, the smallest company of the five new holdings, is a well-managed niche manufacturer of bearings, filters and similar products. The stock also sports an attractive dividend yield. The fifth purchase was Principal Financial Group. Although Principal started its life as an insurer and the stock market values it as such, the majority of its earnings now come from higher return and lower risk asset management and administration services. These businesses produce ample cash flow that allows Principal to repurchase shares (its share count is down 8% over the past two years) and make attractive "bolt-on" acquisitions, all while paying a healthy dividend. As Principal's earnings mix continues to tilt toward asset management, we believe it will be rewarded with an earnings multiple similar to that of its asset manager peers, which trade at healthy premiums to insurers.

How Could Today's Bond Prices Actually Make Sense?

Readers of these letters (and those of many other commentators) have endured numerous rants against the prevailing low interest rates. We value investors argue that fixed-income investments are risky and artificially overpriced because of government intervention in the bond market. And yet, individual investors have continued to shift assets from equity funds to fixed-income funds, apparently ignoring the double-digit gains stocks realized in 2012. When we find ourselves out of phase with market trends, we seek divergent points of view that may help us understand the alternative thinking. Professor Robert J. Gordon of Northwestern University has provided such an analysis in a National Bureau of Economic Research paper published in August.

After the U.S. re-emerged from the 2008 financial crisis, economic growth did not follow the typical economic recovery pattern. Growth remained erratic and weak, and unemployment continued at dispiriting levels. Many investors began to worry that the U.S. was emulating Japan's experience. Japan's economy and stock market peaked more than 20 years ago. Since then, economic growth there has been modest, and interest rates on Japanese Government Bonds have been stuck at minimal levels. We have argued that the Japan experience is unique and that the U.S. has many characteristics (e.g., size, diversity, population growth, net immigration, natural resources) that militate against such an outcome.

Professor Gordon, however, presents a different thesis that could explain secular sluggish U.S. economic growth and concomitant low interest rates. He argues that, in contrast to the idea that economic growth is a continuous process that will persist forever, growth is actually associated with specific industrial revolutions, the most recent of which (computers, the internet, mobile phones) stopped being revolutionary in the last decade. And, he argues, even were rapid innovation to continue, economic headwinds, such as demography, education, inequality, globalization, environment and accumulated debt, will inhibit future growth. Clearly, this is not a happy alternative thesis.

As value investors, it is not necessary that we have a definitive point of view regarding Professor Gordon's theories. Rather, we focus on today's security prices and attempt to determine their true worth. We believe that bonds are priced in alignment with Professor Gordon's proposition that long-term growth will be anemic. Our conservative positioning relative to fixed-income duration means that the Fund will benefit should interest rates increase, whether that happens as a result of economic growth or inflation. One of our founding partners, who had Russian heritage, often remarked that "the Czar always inflates the currency." In our opinion, monetary authorities the world over are working overtime to produce that outcome. In the meantime, the opportunity cost of our defensive fixed-income positioning is small since rates are so low.

In closing, I wish to thank the members of the Fund Advisory Groups who worked with me in 2012. Special thanks go to Matthew Logan for his assistance with this letter. And as always, I thank my fellow shareholders for investing in the Equity and Income Fund.

14 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 74.3%
INDUSTRIALS - 18.8%
CAPITAL GOODS - 16.6%
General Dynamics Corp. Aerospace & Defense	8,235	$570,438
Dover Corp. Industrial Machinery	8,239	541,352
Flowserve Corp. Industrial Machinery	3,639	534,232
Rockwell Automation Inc. Electrical Components & Equipment	5,363	450,455
Parker Hannifin Corp. Industrial Machinery	3,600	306,229
Northrop Grumman Corp. Aerospace & Defense	4,313	291,439
Illinois Tool Works, Inc. Industrial Machinery	4,253	258,601
Teledyne Technologies, Inc. (a) Aerospace & Defense	1,097	71,402
Blount International, Inc. (a) Industrial Machinery	1,534	24,273
Kaydon Corp. Industrial Machinery	938	22,458
Crane Co. Industrial Machinery	271	12,565
		3,083,444
TRANSPORTATION - 2.2%
FedEx Corp. Air Freight & Logistics	4,431	406,454
COMMERCIAL & PROFESSIONAL SERVICES - 0.0% (b)
Mine Safety Appliances Co. Office Services & Supplies	95	4,071
		3,493,969
ENERGY - 14.2%
Cenovus Energy, Inc. (c) Integrated Oil & Gas	17,020	570,837
Devon Energy Corp. Oil & Gas Exploration & Production	10,834	563,801
Baker Hughes, Inc. Oil & Gas Equipment & Services	10,345	422,502
Encana Corp. (c) Oil & Gas Exploration & Production	16,573	327,474
Cimarex Energy Co. Oil & Gas Exploration & Production	3,615	208,700
Range Resources Corp. Oil & Gas Exploration & Production	3,296	207,088
Patterson-UTI Energy, Inc. Oil & Gas Drilling	6,930	129,110
Concho Resources, Inc. (a) Oil & Gas Exploration & Production	1,501	120,937
Apache Corp. Oil & Gas Exploration & Production	1,244	97,656
		2,648,105
	Shares	Value
HEALTH CARE - 12.4%
HEALTH CARE EQUIPMENT & SERVICES - 11.6%
UnitedHealth Group, Inc. Managed Health Care	11,034	$598,457
Varian Medical Systems, Inc. (a) Health Care Equipment	5,700	400,368
Laboratory Corp. of America Holdings (a) Health Care Services	4,181	362,141
Quest Diagnostics, Inc. Health Care Services	5,602	326,429
CR Bard, Inc. Health Care Equipment	2,618	255,904
Omnicare, Inc. Health Care Services	5,155	186,078
PharMerica Corp. (a) Health Care Distributors	1,710	24,350
		2,153,727
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Hospira, Inc. (a) Pharmaceuticals	3,050	95,281
Bruker Corp. (a) Life Sciences Tools & Services	3,846	58,721
		154,002
		2,307,729
CONSUMER STAPLES - 10.5%
FOOD, BEVERAGE & TOBACCO - 9.1%
Nestle SA (d) (e) Packaged Foods & Meats	9,414	614,197
Diageo PLC (d) Distillers & Vintners	4,737	552,251
Philip Morris International, Inc. Tobacco	6,301	526,974
		1,693,422
FOOD & STAPLES RETAILING - 1.4%
CVS Caremark Corp. Drug Retail	5,369	259,567
		1,952,989
CONSUMER DISCRETIONARY - 8.5%
AUTOMOBILES & COMPONENTS - 2.4%
BorgWarner, Inc. (a) Auto Parts & Equipment	3,239	231,963
Lear Corp. Auto Parts & Equipment	4,437	207,850
		439,813
CONSUMER DURABLES & APPAREL - 2.3%
Leggett & Platt, Inc. Home Furnishings	5,862	159,556
Mohawk Industries, Inc. (a) Home Furnishings	1,537	139,013
Carter's, Inc. (a) Apparel, Accessories & Luxury Goods	2,324	129,331
		427,900

oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 74.3% (continued)
CONSUMER DISCRETIONARY - 8.5% (continued)
MEDIA - 2.0%
Scripps Networks Interactive, Inc., Class A Broadcasting	6,500	$376,480
RETAILING - 1.8%
Staples, Inc. Specialty Stores	15,432	175,919
Foot Locker, Inc. Apparel Retail	3,000	96,360
HSN, Inc. Catalog Retail	1,037	57,107
		329,386
		1,573,579
INFORMATION TECHNOLOGY - 6.7%
SOFTWARE & SERVICES - 4.4%
MasterCard, Inc., Class A Data Processing & Outsourced Services	959	471,313
eBay, Inc. (a) Internet Software & Services	3,731	190,331
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	6,900	157,872
		819,516
TECHNOLOGY HARDWARE & EQUIPMENT - 1.8%
TE Connectivity, Ltd. (c) Electronic Manufacturing Services	6,818	253,077
Arris Group, Inc. (a) Communications Equipment	4,785	71,494
		324,571
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
Texas Instruments, Inc. Semiconductors	3,200	99,022
		1,243,109
FINANCIALS - 2.6%
DIVERSIFIED FINANCIALS - 2.1%
Bank of America Corp. Other Diversified Financial Services	21,033	243,983
TD Ameritrade Holding Corp. Investment Banking & Brokerage	8,531	143,406
		387,389
INSURANCE - 0.5%
Principal Financial Group, Inc. Life & Health Insurance	3,519	100,348
		487,737
MATERIALS - 0.6%
Walter Energy, Inc. Diversified Metals & Mining	3,000	107,640
TOTAL COMMON STOCKS - 74.3% (COST $10,409,818)		13,814,857
	Par Value		Value
FIXED INCOME - 19.9%
GOVERNMENT AND AGENCY SECURITIES - 18.5%
U.S. GOVERNMENT NOTES - 17.1%
1.25%, due 07/15/20, Inflation Indexed		530,345	$629,122
1.375%, due 07/15/18, Inflation Indexed		536,355	624,350
2.875%, due 01/31/13		483,005	484,062
0.125%, due 09/30/13		300,000	299,918
2.125%, due 01/15/19, Inflation Indexed		215,482	261,626
1.00%, due 09/30/16		200,000	203,812
0.625%, due 02/28/13		200,000	200,172
0.125%, due 08/31/13		200,000	199,953
1.125%, due 06/15/13		175,000	175,793
1.00%, due 01/15/14		100,000	100,836
			3,179,644
U.S. GOVERNMENT AGENCIES - 1.0%
Federal Home Loan Mortgage Corp., 2.00%, due 08/08/17		25,000	25,278
Federal National Mortgage Association, 1.30%, due 05/10/17		25,000	25,104
Federal Home Loan Mortgage Corp., 1.30%, due 06/07/17		25,000	25,103
Federal National Mortgage Association, 1.25%, due 09/27/18		24,750	24,809
Federal National Mortgage Association, 1.125%, due 10/24/18		24,750	24,703
Federal National Mortgage Association, 1.375%, due 08/28/17		24,000	24,051
Federal Home Loan Mortgage Corp., 1.375%, due 09/14/17		20,875	20,925
Federal National Mortgage Association, 0.875%, due 11/22/17		7,500	7,488
			177,461
CANADIAN GOVERNMENT BONDS - 0.3%
4.25%, due 12/01/21, Inflation Indexed	CAD	36,771	52,063
NORWEGIAN GOVERNMENT BONDS - 0.1%
6.50%, due 05/15/13	NOK	150,000	27,447
Total Government and Agency Securities (Cost $3,203,442)			3,436,615
CORPORATE BONDS - 1.3%
SSIF Nevada, LP, 144A, 1.04%, due 04/14/14 (f) (g)		55,100	55,409
Kinetic Concepts, Inc., 144A, 10.50%, due 11/01/18 (g)		48,080	50,424
Denbury Resources, Inc., 9.75%, due 03/01/16		18,101	19,187
ASML Holding NV, 5.75%, due 06/13/17	EUR	9,660	14,828
Kinetic Concepts, Inc., 144A, 12.50%, due 11/01/19 (g)		14,400	13,698
Penn National Gaming, Inc., 8.75%, due 08/15/19		10,000	11,400
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (g)		9,625	10,046
Sealy Mattress Co., 8.25%, due 06/15/14		10,000	10,025

16 THE OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value		Value
FIXED INCOME - 19.9% (continued)
CORPORATE BONDS - 1.3% (continued)
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (g)		10,000	$10,000
Health Net, Inc., 6.375%, due 06/01/17		8,700	9,233
Range Resources Corp., 7.25%, due 05/01/18		7,325	7,691
Concho Resources, Inc., 5.50%, due 10/01/22		7,000	7,385
Walter Energy, Inc., 144A, 9.875%, due 12/15/20 (g)		5,400	6,021
Scotiabank Peru SA, 144A, 4.50%, due 12/13/27 (f) (g)		6,000	5,985
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (g)		5,000	5,000
Encore Acquisition Co., 9.50%, due 05/01/16		2,550	2,741
Ameristar Casinos, Inc., 7.50%, due 04/15/21		2,000	2,168
Post Holdings, Inc., 144A, 7.375%, due 02/15/22 (g)		1,000	1,096
Hologic, Inc., 144A, 6.25%, due 08/01/20 (g)		250	269
CNO Financial Group, Inc., 144A, 6.375%, due 10/01/20 (g)		250	260
Tempur-Pedic International, Inc., 144A, 6.875%, due 12/15/20 (g)		100	103
Total Corporate Bonds (Cost $233,015)			242,969
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.759%, due 10/15/19 (f) (g) (Cost $11,450)		11,450	11,509
TOTAL FIXED INCOME - 19.9% (COST $3,447,907)			3,691,093
SHORT TERM INVESTMENTS - 6.2%
CANADIAN TREASURY BILLS - 2.1%
1.01% - 1.09%, due 03/14/13 - 06/06/13 (h) (Cost $403,295)	CAD	400,000	400,930
COMMERCIAL PAPER - 1.9%
General Mills, Inc., 144A, 0.25% - 0.34%, due 01/04/13 - 01/25/13 (g) (h)		148,697	148,681
Kellogg Co., 144A, 0.20% - 0.21%, due 01/02/13 - 01/17/13 (g) (h)		114,300	114,295
BP Capital Markets PLC, 144A, 0.25% - 0.31%, due 01/02/13 - 01/18/13 (g) (h)		53,900	53,899
Wellpoint, Inc., 144A, 0.25%, due 01/04/13 (g) (h)		25,000	24,999
Medtronic, Inc., 144A, 0.17%, due 01/10/13 (g) (h)		6,250	6,250
Total Commercial Paper (Cost $348,124)			348,124
	Par Value	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/12, repurchase price $199,230, collateralized by a United States Treasury Bond, 3.500%, due 02/15/18, value plus accrued interest of $26,000, by a United States Treasury Note, 1.500%, due 03/31/19, value plus accrued interest of $177,213 (Cost: $199,228)	199,228	$199,228
CORPORATE BONDS - 0.6%
Dell, Inc., 1.40%, due 09/10/13	25,130	25,267
American Express Bank FSB, 5.50%, due 04/16/13	24,846	25,205
Kellogg Co., 4.25%, due 03/06/13	16,291	16,399
Comcast Cable Communications Holdings, Inc., 8.375%, due 03/15/13	16,007	16,259
Wells Fargo & Co., 4.375%, due 01/31/13	13,325	13,369
General Mills, Inc., 5.25%, due 08/15/13	9,199	9,467
Bank of America Corp., 4.90%, due 05/01/13	5,650	5,727
Merrill Lynch & Co., Inc., 6.15%, due 04/25/13	4,285	4,354
Walgreen Co., 4.875%, due 08/01/13	3,008	3,082
Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	830	834
Total Corporate Bonds (Cost $120,032)		119,963
GOVERNMENT AND AGENCY SECURITIES - 0.5%
United States Treasury Note, 0.17%, due 07/15/13 (h) (Cost $100,436)	100,000	100,461
TOTAL SHORT TERM INVESTMENTS - 6.2% (COST $1,171,115)		1,168,706
TOTAL INVESTMENTS - 100.4% (COST $15,028,840)		18,674,656
Foreign Currencies (Cost $3,200) - 0.0% (b)		3,200
Liabilities In Excess of Other Assets - (0.4)%		(74,433)
NET ASSETS - 100.0%		$18,603,423

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Foreign domiciled corporation

(d)  Sponsored American Depositary Receipt

(e)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(f)  Floating Rate Note. Rate shown is as of December 31, 2012.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to Abbreviations:

  CAD Canadian Dollar

  EUR Euro

  NOK Norwegian Krone

oakmark.com 17

Oakmark Global Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	10.32%	20.16%	7.10%	1.07%	10.61%	10.30%
MSCI World Index	2.49%	15.83%	6.93%	-1.18%	7.51%	2.50%
Lipper Global Funds Index[11]	4.45%	16.07%	5.82%	-1.00%	7.67%	3.64%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Daiwa Securities Group, Inc.	5.5
Oracle Corp.	4.5
MasterCard, Inc., Class A	3.9
Daimler AG	3.9
Snap-on, Inc.	3.9
Julius Baer Group, Ltd.	3.7
Credit Suisse Group	3.6
FedEx Corp.	3.4
Toyota Motor Corp.	3.2
Canon, Inc.	3.1
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	40
Net Assets	$2.2 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$34.7 billion
Median Market Cap	$13.5 billion
Equity Turnover (as of 12/31/12)	20%
Expense Ratio - Class I (as of 9/30/12)	1.16%
SECTOR ALLOCATION	% of Net Assets
Information Technology	29.5
Industrials	20.4
Financials	15.9
Consumer Discretionary	12.0
Health Care	7.7
Materials	7.4
Energy	4.2
Consumer Staples	1.3
Short-Term Investments and Other	1.6
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.3
United States	46.3
Europe	28.5
Switzerland	15.3
Germany*	6.5
Spain*	2.4
Italy*	2.2
UK	1.1
Netherlands*	1.0
% of Equity
Asia	22.5
Japan	22.5
Australasia	2.7
Australia	2.7

*  Euro currency countries comprise 12.1% of equity investments

18 THE OAKMARK FUNDS

Oakmark Global Fund  December 31, 2012

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Quarter Review

With only a few exceptions, the September quarter's broad strength in equity markets carried over to the December quarter. The United States was the most important of those exceptions, however, as investors reacted to the national election and the approach of the "fiscal cliff." The Oakmark Global Fund gained 10% in the quarter, while the MSCI World Index10 returned 2%, and the Lipper Global Fund Index11 returned 4%. The Fund's return for the calendar year was 20%. That contrasts to the 16% return for the MSCI World Index and the Lipper Global Fund Index's return of 16%. As always, we are most pleased to report the Fund's 10% compound annualized rate of return since inception, which compares to 3% for the MSCI World Index and 4% for the Lipper Global Fund Index for the same period.

The countries that contributed most to the Fund's quarterly return were the U.S., Japan and Switzerland. Although the broad U.S. market was weak, the Fund's comparatively concentrated portfolio of American holdings performed well. For the second consecutive quarter, the Fund did not have any countries that detracted from return. The five largest contributors to Fund return in the quarter were Daiwa Securities Group (Japan), Tenet Healthcare (U.S.), Canon (Japan), Toyota Motor (Japan) and Equifax (U.S.). The Fund holdings that detracted most were Square Enix Holdings (Japan), Intel (U.S.), Devon Energy (U.S.), Lab Corp of America (U.S.) and Apache (U.S.).

For the calendar year, the countries with the highest allocations—the U.S., Japan and Switzerland—were also the largest return contributors. Of course, this makes perfect sense in what has ended up as a strong year in most of the world. Again, given that 2012 ended so strong, no country detracted from the year's return. Daiwa, Snap-on (U.S.), Discovery Communications (U.S.), Oracle (U.S.) and Equifax were the leading contributors. Square Enix, Rohm (Japan), Health Net (U.S.), Intel and Apache detracted most from the 12-month return.

Japan

It was an eventful quarter in Japan. The election of a new prime minister Shinzo Abe, energized the market with anticipation of macro reform. Both the Nikkei 22512 and the TOPIX13 indexes rose 6%, respectively, for the quarter. Mr. Abe is focused on invigorating the economy and counteracting decades-long deflation by implementing aggressive quantitative easing programs and formalizing a 2-3% inflation target. He believes these significant measures are necessary to spur an increase in capital investment and avoid further negative economic growth. In response to Abe being elected, the value of the yen has already begun to weaken. Abe only took office in late December, so it's premature to say that he will be the one to finally lead Japan to nominal GDP growth. His initial goals are encouraging, but Japan still needs to address micro reforms in order to encourage consolidation, create new businesses, improve transparency, establish better corporate governance and reduce bureaucracy.

It is important to stress that our investing approach is based on fundamental, bottom-up research, focusing on businesses and not macro trends. Having said that, the weaker yen has benefited some of our export-oriented holdings, such as Canon (+23%), Toyota (+19%) and Omron (+23%). In addition, the strong Japanese equity market boosted Daiwa (+44%), the Fund's top performer for the quarter. Not all of our Japanese holdings enjoyed such positive performance. Square Enix (-17%) was the Fund's worst performer for the quarter. The company revised down its full-year numbers due to worse-than-expected game launches. The gaming industry has always been driven by "hits," and "misses" are unfortunately a part of the business, too. More broadly, the industry is cyclically weak because we are in between console launches from Microsoft, Sony and Nintendo. In addition, the move to more social and mobile gaming is disrupting the industry. We continue to believe that companies with strong content, like Square Enix, will survive and excel regardless of the hardware used to play games.

Lumpiness

The December quarter proved to be quite favorable to the Fund, and its managers would like nothing more than to bask in the quarter's glow. Many shareholders, however, make sure that we do not fall prey to that temptation. Shareholders often ask us why we cannot construct a less volatile, more consistent return stream. Would that we could. Of course, long-time readers of reports from Oakmark managers have learned to expect this lumpiness in the pattern of returns, and they understand it is an inevitable outcome of our style of value investing. As value investors, we attempt to take advantage of the human tendency to oscillate between ebullience and pessimism. This spectrum can be seen in individual securities or in the market for an entire country (e.g., the U.S. after 9/11 or Japan after the tsunami). But the market's ability to bring price and value together is inconsistent and erratic, and this dictates that the Fund's return stream will experience volatility.

Although calendar 2012 proved to be a successful period for the Fund, the year was far from smooth. The quarterly return sequence was +16%, -8%, +2% and +10%. This pattern is more erratic than some years, but it is far from abnormal. It is also common for the Fund's short-term returns to differ from those of its benchmarks because of its concentration and value orientation.

For the past five years, individual investors have relentlessly liquidated holdings of equity mutual funds. Some of this liquidation activity may be a natural outcome of the aging of the large Baby Boom generation, the oldest members of which turn 67 this week. But we suspect that much of the move away from equities stems from the fear of volatility, particularly given investors' experiences in 2008. In our opinion, investors are

oakmark.com 19

Oakmark Global Fund  December 31, 2012

Portfolio Manager Commentary (continued)

better served by focusing on the very long term, at least five years. One calendar quarter is too short a time period to be anything but a curiosity, and although a year has astronomical relevance, it also is not long enough for productive investing. As noted in the first paragraph, Oakmark Global has earned a 10% compound rate of return over its 13 years, but this has included many shorter term losses. Nevertheless, investors who have been patient from inception have seen the value of their shares triple (pre-tax). We thank our Fund investors for their loyalty and persistence, especially in a lumpy year like 2012.

Portfolio Activity

Unusually for the Fund, we neither initiated any new holdings nor did we eliminate any existing positions in the quarter, meaning that changes in country allocations resulted only from rebalancing and price movements. The Fund's largest overweight countries, when compared to the MSCI World Index, continue to be Japan, Switzerland, Germany, Spain and Italy. Because the Fund is focused and value-oriented, it does not hold positions in many countries that are part of the MSCI World Index. As we wrote last quarter, the largest underweights include the U.K., the U.S. and Canada. At 46%, the U.S. is by far the Fund's largest country allocation, but this is still 6% below the benchmark. Until the December quarter, U.S. equities had outperformed most international markets, and we have taken advantage of this inequality to rebalance into more attractively valued international equities. As managers and investors in the Fund, we have no incentive other than to have the Fund own the most attractive equity securities, wherever they may be found.

Currency Hedges

Even after an 11% depreciation of the yen versus the U.S. dollar during the quarter, we still see it as overvalued. Abe and many other business leaders also believe the yen should continue to weaken—anticipating that an exchange rate around 90 yen to the U.S. dollar is a reasonable level for Japanese exporters to make acceptable profits. As such, we continue to have 53% of our exposure hedged. We also continue to believe that the U.S. dollar is undervalued relative to other global currencies, so approximately 56% of the Fund's Australian dollar and 34% of the Swiss franc exposures were hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

20 THE OAKMARK FUNDS

Oakmark Global Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 98.4%
INFORMATION TECHNOLOGY - 29.5%
SOFTWARE & SERVICES - 11.0%
Oracle Corp. (United States) Systems Software	2,887	$96,185
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	170	83,468
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	4,409	56,092
		235,745
TECHNOLOGY HARDWARE & EQUIPMENT - 10.7%
Canon, Inc. (Japan) Office Electronics	1,706	66,112
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,741	64,641
Hirose Electric Co., Ltd. (Japan) Electronic Components	469	56,146
OMRON Corp. (Japan) Electronic Components	1,808	43,403
		230,302
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.8%
Texas Instruments, Inc. (United States) Semiconductors	1,702	52,657
Intel Corp. (United States) Semiconductors	2,419	49,894
Applied Materials, Inc. (United States) Semiconductor Equipment	3,420	39,126
ROHM Co., Ltd. (Japan) Semiconductors	828	27,080
		168,757
		634,804
INDUSTRIALS - 20.4%
CAPITAL GOODS - 9.0%
Snap-on, Inc. (United States) Industrial Machinery	1,050	82,900
Rheinmetall AG (Germany) Industrial Conglomerates	1,120	54,424
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	4,263	46,705
Smiths Group PLC (UK) Industrial Conglomerates	557	10,916
		194,945
TRANSPORTATION - 6.8%
FedEx Corp. (United States) Air Freight & Logistics	790	72,459
Union Pacific Corp. (United States) Railroads	351	44,065
Kuehne + Nagel International AG (Switzerland) Marine	244	29,404
		145,928
	Shares	Value
COMMERCIAL & PROFESSIONAL SERVICES - 4.6%
Equifax, Inc. (United States) Research & Consulting Services	1,048	$56,734
Adecco SA (Switzerland) Human Resource & Employment Services	783	41,471
		98,205
		439,078
FINANCIALS - 15.9%
DIVERSIFIED FINANCIALS - 13.6%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	21,046	117,416
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,225	79,229
Credit Suisse Group (Switzerland) Diversified Capital Markets	3,179	77,592
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b) Diversified Capital Markets	11,422	17,196
		291,433
BANKS - 2.3%
Banco Santander SA (Spain) Diversified Banks	6,140	49,898
		341,331
CONSUMER DISCRETIONARY - 12.0%
AUTOMOBILES & COMPONENTS - 7.1%
Daimler AG (Germany) Automobile Manufacturers	1,509	83,062
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,493	69,717
		152,779
MEDIA - 4.9%
Discovery Communications, Inc., Class C (United States) (a) Broadcasting	1,101	64,382
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	4,418	41,135
		105,517
		258,296
HEALTH CARE - 7.7%
HEALTH CARE EQUIPMENT & SERVICES - 7.7%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,976	64,157
Laboratory Corp. of America Holdings (United States) (a) Health Care Services	723	62,583
Health Net, Inc. (United States) (a) Managed Health Care	1,628	39,560
		166,300

oakmark.com 21

Oakmark Global Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 98.4% (continued)
MATERIALS - 7.4%
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	16,751	$57,112
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,791	40,852
International Flavors & Fragrances, Inc. (United States) Specialty Chemicals	591	39,338
Akzo Nobel NV (Netherlands) Diversified Chemicals	326	21,568
		158,870
ENERGY - 4.2%
Apache Corp. (United States) Oil & Gas Exploration & Production	399	31,345
Devon Energy Corp. (United States) Oil & Gas Exploration & Production	580	30,183
Cimarex Energy Co. (United States) Oil & Gas Exploration & Production	493	28,442
		89,970
CONSUMER STAPLES - 1.3%
FOOD, BEVERAGE & TOBACCO - 1.3%
Nestle SA (Switzerland) Packaged Foods & Meats	231	15,085
Diageo PLC (UK) Distillers & Vintners	427	12,431
		27,516
TOTAL EQUITY AND EQUIVALENTS - 98.4% (COST $1,830,728)		2,116,165
	Par Value	Value
SHORT TERM INVESTMENT - 0.1%
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $2,451, collateralized by a United States Treasury Note, 0.625%, due 05/31/17, value plus accrued interest of $2,503 (Cost: $2,451)	2,451	2,451
TOTAL SHORT TERM INVESTMENTS - 0.1% (COST $2,451)		2,451
TOTAL INVESTMENTS - 98.5% (COST $1,833,179)		2,118,616
Other Assets In Excess of Liabilities - 1.5%		32,114
TOTAL NET ASSETS - 100.0%		$2,150,730

  Securities of aggregate value of $1,072,911,936 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security

(b)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

22 THE OAKMARK FUNDS

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oakmark.com 23

Oakmark Global Select Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	10.87%	23.95%	9.02%	6.09%	5.93%
MSCI World Index	2.49%	15.83%	6.93%	-1.18%	1.71%
Lipper Global Funds Index[11]	4.45%	16.07%	5.82%	-1.00%	1.93%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Daiwa Securities Group, Inc.	7.0
Daimler AG	6.5
Credit Suisse Group	6.2
JPMorgan Chase & Co.	5.3
Toyota Motor Corp.	5.3
Capital One Financial Corp.	4.9
Canon, Inc.	4.9
Liberty Interactive Corp., Class A	4.8
Fiat Industrial SPA	4.7
FedEx Corp.	4.7
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$629.1 million
Benchmark	MSCI World Index
Weighted Average Market Cap	$47.0 billion
Median Market Cap	$30.5 billion
Equity Turnover (as of 12/31/12)	40%
Expense Ratio - Class I (as of 9/30/12)	1.23%
SECTOR ALLOCATION	% of Net Assets
Financials	27.9
Information Technology	21.1
Consumer Discretionary	20.7
Industrials	16.5
Health Care	4.4
Energy	4.1
Short-Term Investments and Other	5.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	46.7
United States	42.4
Canada	4.3
Europe	35.2
Switzerland	19.0
Germany*	6.8
Italy*	5.0
France*	4.4
% of Equity
Asia	18.1
Japan	18.1

*  Euro currency countries comprise 16.2% of equity investments

24 THE OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2012

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 11% for the quarter ended December 31, 2012, outperforming the MSCI World Index's10 2% return. For the calendar year, the Fund was up 24%, while the MSCI World Index returned 16%. The Fund has returned an average of 6% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 2% over the same period.

Daiwa Securities Group, Japan's second-largest broker, was the largest contributor to performance for the quarter and the year, returning 44% and 79% respectively. Daiwa has been mentioned as a detractor in previous letters because it had been hurt by numerous factors, including a particularly weak Japanese stock market and decreased equity- and capital-market activity in Japan. However, many recent positive events in Japan have caused the equity market to rally. A new prime minister was elected and has indicated his intention to press for macroeconomic reform. One of his goals is to increase inflation targets to try to reverse two decades of deflation. The mere discussion of such reforms caused the market to rally and the Japanese yen to weaken to levels not seen in more than two years. Further improvements in economic growth should have a positive impact on Daiwa. Management's focus on retail and asset management may also be a game changer. Daiwa spent three years researching this venture and came up with an Internet bank that gives customers access to Daiwa branches. The company aims to attract customers by offering higher rates and a better platform than competitors in the hope that customers will move more of their deposits to investment products. Daiwa's balance sheet is well-capitalized, and we continue to believe it is a powerful franchise.

Intel, which holds about 80% of the market for microprocessors that go into personal computers and computer servers, was the top detractor for the quarter, returning -8%. Intel's stock has suffered recently due to a very challenging economic environment. In addition, news that Apple engineers are exploring ways to switch Mac processors from Intel to self-developed ARM-based chips also weighed on the company's stock price. We have heard similar reports in the past and believe that technology companies such as Apple are always looking for ways to streamline and consolidate their in-house designs. While we think that this transition may eventually occur, we believe that a change of this magnitude is still years away. In the meantime, Intel remains an innovation leader and, in our view, the company's design and manufacturing technology has never been better. As an example, Intel just announced its new Clover Trail processor for Windows 8 tablets (with specific product announcements from several major manufacturers including Dell, Hewlett-Packard, Samsung and Acer). We believe Intel has more than enough inherent strength to withstand the current industry product transitions.

Dell, a U.S.-based computer and electronics manufacturer, was the top detractor from performance for the calendar year, falling 30%. The company's share price has fallen in response to decreasing revenue growth in its PC business. PC revenue declined due to weak industry trends and a shift in demand to lower-priced PCs that Dell's Asian competitors produce at lower cost. However, Dell's non-PC businesses are performing well. We think this is significant because the company's non-PC businesses comprise over half of Dell's earnings and the overwhelming majority of its value. We continue to believe that Dell is attractively priced because investors pay too much attention to the declining PC business, which is the smaller piece of Dell's value.

During the quarter, we sold our position in Comcast and initiated a position in American International Group (AIG). AIG is one of the world's largest insurance firms, serving commercial, institutional and individual customers in more than 130 countries. While AIG is still associated with the 2007-08 financial crisis (having required over $180 billion in government support), it has made remarkable progress under the leadership of CEO Robert Benmosche. The government loans have been completely repaid and, in December 2012, the government sold its last remaining shares. Additionally, the company has been selling its riskiest and non-core businesses at attractive prices. Moreover, the company has been focusing on its underperforming but strategically well-positioned property-casualty and life insurance segments and retirement operations. Management has also been repurchasing stock at a large discount to book value. The streamlined company structure has made it easier to estimate the company's value, which like any insurer, we base on current and future earnings outlook, the quality of its reserves and how the capital will be invested. We believe that this renewed balance-sheet strength, along with its global presence, strong brand name and large discount to book value, make AIG an attractive investment.

Geographically, 42% of the Fund's holdings were invested in U.S.-domiciled companies as of December 31, while approximately 35% were allocated to equities in Europe and 18% to Japan. The remaining assets were invested in Canadian stocks.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge two underlying foreign currencies, the Japanese yen and the Swiss franc. Due to the weakening yen, we decreased our hedge from 42% to 24% of the underlying currency during the quarter.

We would like to thank our shareholders for continuing to support us and our value-investing philosophy. As we ring in a new year, we believe we have built a portfolio of high-quality companies that will provide our shareholders with attractive returns over the long term.

Happy New Year!

oakmark.com 25

Oakmark Global Select Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.7%
FINANCIALS - 27.9%
DIVERSIFIED FINANCIALS - 23.4%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	7,913	$44,147
Credit Suisse Group (Switzerland) Diversified Capital Markets	1,606	39,197
JPMorgan Chase & Co. (United States) Other Diversified Financial Services	755	33,197
Capital One Financial Corp. (United States) Consumer Finance	530	30,703
		147,244
INSURANCE - 4.5%
American International Group, Inc. (United States) (a) Multi-line Insurance	800	28,240
		175,484
INFORMATION TECHNOLOGY - 21.1%
TECHNOLOGY HARDWARE & EQUIPMENT - 13.1%
Canon, Inc. (Japan) Office Electronics	791	30,663
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	774	28,727
Dell, Inc. (United States) Computer Hardware	2,296	23,259
		82,649
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Texas Instruments, Inc. (United States) Semiconductors	890	27,536
Intel Corp. (United States) Semiconductors	1,087	22,425
		49,961
		132,610
CONSUMER DISCRETIONARY - 20.7%
AUTOMOBILES & COMPONENTS - 11.8%
Daimler AG (Germany) Automobile Manufacturers	740	40,725
Toyota Motor Corp. (Japan) Automobile Manufacturers	711	33,196
		73,921
RETAILING - 8.9%
Liberty Interactive Corp., Class A (United States) (a) Catalog Retail	1,520	29,914
PPR (France) Department Stores	140	26,218
		56,132
		130,053
	Shares	Value
INDUSTRIALS - 16.5%
TRANSPORTATION - 8.7%
FedEx Corp. (United States) Air Freight & Logistics	320	$29,351
Kuehne + Nagel International AG (Switzerland) Marine	213	25,703
		55,054
CAPITAL GOODS - 4.7%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	2,693	29,498
COMMERCIAL & PROFESSIONAL SERVICES - 3.1%
Adecco SA (Switzerland) Human Resource & Employment Services	364	19,287
		103,839
HEALTH CARE - 4.4%
HEALTH CARE EQUIPMENT & SERVICES - 4.4%
Medtronic, Inc. (United States) Health Care Equipment	682	27,975
ENERGY - 4.1%
Cenovus Energy, Inc. (Canada) Integrated Oil & Gas	760	25,490
TOTAL COMMON STOCKS - 94.7% (COST $535,104)		595,451
	Par Value	Value
SHORT TERM INVESTMENTS - 5.9%
REPURCHASE AGREEMENT - 5.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $37,271, collateralized by Federal National Mortgage Association Bonds, 1.550% - 2.750%, due 04/16/19 - 10/04/19, aggregate value plus accrued interest of $38,019, (Cost: $37,271)	37,271	37,271
TOTAL SHORT TERM INVESTMENTS - 5.9% (COST $37,271)		37,271
TOTAL INVESTMENTS - 100.6% (COST $572,375)		632,722
Foreign Currencies (Cost $143) - 0.0% (b)		143
Liabilities In Excess of Other Assets - (0.6)%		(3,724)
TOTAL NET ASSETS - 100.0%		$629,141

  Securities of aggregate value of $288,634,076 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

26 THE OAKMARK FUNDS

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oakmark.com 27

Oakmark International Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	13.82%	29.22%	8.87%	3.52%	11.23%	10.37%
MSCI World ex U.S. Index	5.93%	16.41%	3.65%	-3.43%	8.60%	6.08%
MSCI EAFE Index[15]	6.57%	17.32%	3.56%	-3.69%	8.21%	5.80%
Lipper International Funds Index[16]	6.64%	19.70%	4.36%	-2.82%	8.81%	7.01%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past Performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Daiwa Securities Group, Inc.	4.0
Daimler AG	3.8
Credit Suisse Group	3.8
Toyota Motor Corp.	3.4
Honda Motor Co., Ltd.	3.2
Canon, Inc.	3.1
Intesa Sanpaolo SPA	3.0
Lloyds Banking Group PLC	3.0
Allianz SE	2.9
BNP Paribas SA	2.9
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	55
Net Assets	$11.1 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$38.1 billion
Median Market Cap	$15.7 billion
Equity Turnover (as of 12/31/12)	32%
Expense Ratio - Class I (as of 9/30/12)	1.06%
SECTOR ALLOCATION	% of Net Assets
Financials	29.4
Consumer Discretionary	20.4
Industrials	15.8
Information Technology	9.4
Materials	8.8
Consumer Staples	6.2
Health Care	4.7
Short-Term Investments and Other	5.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	67.2
Switzerland	17.6
UK	14.6
France*	8.9
Germany*	7.6
Italy*	6.2
Netherlands*	5.7
Spain*	2.7
Ireland*	2.6
Sweden	1.3
% of Equity
Asia	24.4
Japan	24.4
Australasia	4.5
Australia	4.5
North America	2.5
Canada	2.5
Middle East	1.2
Isreal	1.2
Latin America	0.2
Mexico	0.2

*  Euro currency countries comprise 33.7% of equity investments

28 THE OAKMARK FUNDS

Oakmark International Fund  December 31, 2012

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 14% for the quarter ended December 31, 2012, outperforming the MSCI World ex U.S. Index14, which returned 6% over the same period. The Fund's calendar-year performance was strong in absolute and relative terms, returning 29% versus the MSCI World ex U.S. Index's return of 16%. Most importantly, the Fund has returned an average of 10% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Daiwa Securities Group, Japan's second-largest broker, was the largest contributor to performance for the quarter, returning 44%. Daiwa has been mentioned as a detractor in previous letters because it had been hurt by numerous factors, including a particularly weak Japanese stock market and decreased equity- and capital-market activity in Japan. However, many recent positive events in Japan have caused the equity market to rally. A new prime minister was elected and has indicated his intention to press for macroeconomic reform. One of his goals is to increase inflation targets to try to reverse two decades of deflation. The mere discussion of such reforms caused the market to rally and the Japanese yen to weaken to levels not seen in more than two years. Further improvements in economic growth should have a positive impact on Daiwa. Management's focus on retail and asset management may also be a game changer. Daiwa spent three years researching this venture and came up with an Internet bank that gives customers access to Daiwa branches. The company aims to attract customers by offering higher rates and a better platform than competitors in the hope that customers will move more of their deposits to investment products. Daiwa's balance sheet is well-capitalized, and we continue to believe it is a powerful franchise.

Lloyds Banking Group, the dominant retail bank in the U.K., was the top contributor to performance for the year, returning 94%. As discussed in last quarter's letter, we initiated our Lloyds position in December 2011, when uncertainty about macroeconomic conditions and Lloyds's management succession caused shares to fall. Prices have since rebounded. The new CEO, Antonio Osorio, is more focused on cost efficiency and risk controls than previous leaders, and he is intent on disposing of non-core assets. The HBOS integration continues. We expect credit costs to come down as Lloyds works through its HBOS book. We continue to believe that this integration affords significant opportunities for cost improvements, although it will be some time before they are realized. We believe Lloyd's strong deposit franchise is being significantly undervalued by the market in today's extremely low interest rate environment. Lloyds has very little exposure to PIIGS (Portugal, Ireland, Italy, Greece and Spain), and we believe it is a great investment for our shareholders.

ROHM, a Japanese-based semiconductor manufacturer, was the top detractor for the quarter and year, falling 5% and 30%, respectively. The first-half results were weaker than we expected, largely due to depressed domestic audio-visual (e.g. TVs, video recorders and cameras) equipment sales. Slowing phone handset demand in Europe also weighed on performance. Both sales and profits were below the company's original estimates, and management lowered full-year forecasts. ROHM plans to enact some cost-cutting initiatives, including a staff reduction of approximately 5% over the next two years. In addition, management intends to shut down and/or consolidate some facilities, especially relating to the Lapis business. These changes should reduce fixed costs by JPY 8.3 billion and lower variable costs by JPY 1.5 billion. Our recent discussions with ROHM's management were encouraging, and we believe the company's new focus on business expansion outside Japan will be positive and could lead to many new opportunities. In our view, this potential, plus a very solid balance sheet, makes ROHM very attractively priced at this time.

During the quarter we sold our position in Reed Elsevier. We purchased three new names, one of which has been owned previously: Check Point Software (Israel), the second-largest IT security company in the world; Christian Dior, a French luxury goods manufacturer; and H&M, a Swedish clothing designer and retailer.

Our geographical composition changed slightly over the past quarter. Our European holdings decreased to approximately 67%, and our Pacific Rim exposure increased to approximately 29%. Our Latin America and North America (Canada) exposure decreased slightly to approximately 3%, and we initiated Middle East exposure of approximately 1% with the purchase of Check Point Software.

We continue to defensively hedge the Fund's currency exposure. Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge four underlying currencies. At quarter-end, approximately 57% of the Australian dollar, 43% of the Swedish krona and 33% of the Swiss franc exposure were hedged. We also continue to hedge the Japanese yen, but due to its recent weakening, we decreased our hedge to approximately 24%.

We would like to thank our shareholders for continuing to support us and our value-investing philosophy.

Happy New Year!

oakmark.com 29

Oakmark International Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
EQUITY AND EQUIVALENTS - 94.7%
FINANCIALS - 29.4%
BANKS - 13.0%
Intesa Sanpaolo SPA (Italy) Diversified Banks	193,171	$334,053
Lloyds Banking Group PLC (UK) (a) Diversified Banks	411,176	327,663
BNP Paribas SA (France) Diversified Banks	5,549	315,884
Banco Santander SA (Spain) Diversified Banks	34,654	281,634
Bank of Ireland (Ireland) (a) Diversified Banks	1,247,310	190,660
		1,449,894
DIVERSIFIED FINANCIALS - 11.3%
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	80,195	447,411
Credit Suisse Group (Switzerland) Diversified Capital Markets	17,145	418,445
Schroders PLC (UK) Asset Management & Custody Banks	10,778	299,470
Credit Suisse Group (Guernsey) V Limited Subordinated Mandatory and Contingent Convertible Securities, 4.00%, due 03/29/13 (Switzerland) (b) Diversified Capital Markets	56,535	85,113
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	700
		1,251,139
INSURANCE - 5.1%
Allianz SE (Germany) Multi-line Insurance	2,338	325,854
Willis Group Holdings PLC (UK) Insurance Brokers	7,213	241,859
		567,713
		3,268,746
CONSUMER DISCRETIONARY - 20.4%
AUTOMOBILES & COMPONENTS - 10.4%
Daimler AG (Germany) Automobile Manufacturers	7,720	425,040
Toyota Motor Corp. (Japan) Automobile Manufacturers	8,115	378,953
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	9,436	349,474
		1,153,467
MEDIA - 4.6%
Thomson Reuters Corp. (Canada) Publishing	8,870	256,639
Publicis Groupe SA (France) Advertising	3,750	225,612
Grupo Televisa SAB (Mexico) (c) Broadcasting	935	24,840
		507,091
	Shares	Value
RETAILING - 3.9%
PPR (France) Department Stores	1,442	$270,786
Signet Jewelers, Ltd. (UK) Specialty Stores	2,170	115,867
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	1,187	41,131
		427,784
CONSUMER DURABLES & APPAREL - 1.5%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,979	155,335
Christian Dior SA (France) Apparel, Accessories & Luxury Goods	96	16,397
		171,732
		2,260,074
INDUSTRIALS - 15.8%
CAPITAL GOODS - 8.1%
Fiat Industrial SPA (Italy) Construction & Farm Machinery & Heavy Trucks	28,618	313,523
Koninklijke (Royal) Philips Electronics NV (Netherlands) Industrial Conglomerates	9,437	249,907
Smiths Group PLC (UK) Industrial Conglomerates	5,808	113,762
FANUC Corp. (Japan) Industrial Machinery	297	55,275
Wolseley PLC (UK) Trading Companies & Distributors	1,134	54,227
Assa Abloy AB, Class B (Sweden) Building Products	1,407	52,967
Atlas Copco AB, Series B (Sweden) Industrial Machinery	1,581	38,808
Geberit AG (Switzerland) Building Products	95	20,949
		899,418
COMMERCIAL & PROFESSIONAL SERVICES - 5.3%
Adecco SA (Switzerland) Human Resource & Employment Services	5,464	289,369
Secom Co., Ltd. (Japan) Security & Alarm Services	2,947	148,492
Experian Group, Ltd. (Ireland) Research & Consulting Services	5,505	88,730
Meitec Corp. (Japan) Research & Consulting Services	3,074	67,669
		594,260
TRANSPORTATION - 2.4%
Kuehne + Nagel International AG (Switzerland) Marine	2,204	265,727
		1,759,405

30 THE OAKMARK FUNDS

Oakmark International Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
EQUITY AND EQUIVALENTS - 94.7% (continued)
INFORMATION TECHNOLOGY - 9.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 5.9%
Canon, Inc. (Japan) Office Electronics	8,730	$338,369
OMRON Corp. (Japan) Electronic Components	13,049	313,219
		651,588
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
ROHM Co., Ltd. (Japan) Semiconductors	6,513	212,899
SOFTWARE & SERVICES - 1.6%
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	2,733	130,200
SAP AG (Germany) Application Software	649	52,220
		182,420
		1,046,907
MATERIALS - 8.8%
Orica, Ltd. (Australia) Commodity Chemicals	10,951	288,078
Holcim, Ltd. (Switzerland) Construction Materials	2,647	194,928
Amcor, Ltd. (Australia) Paper Packaging	22,385	189,191
Givaudan SA (Switzerland) Specialty Chemicals	153	161,329
Akzo Nobel NV (Netherlands) Diversified Chemicals	2,148	142,203
		975,729
CONSUMER STAPLES - 6.2%
FOOD, BEVERAGE & TOBACCO - 4.0%
Nestle SA (Switzerland) Packaged Foods & Meats	1,821	118,776
Diageo PLC (UK) Distillers & Vintners	4,068	118,493
Danone SA (France) Packaged Foods & Meats	1,599	105,644
Heineken Holdings NV (Netherlands) Brewers	1,884	103,754
		446,667
FOOD & STAPLES RETAILING - 2.2%
Tesco PLC (UK) Food Retail	24,714	136,138
Koninklijke Ahold NV (Netherlands) Food Retail	7,656	102,652
		238,790
		685,457
	Shares	Value
HEALTH CARE - 4.7%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.4%
GlaxoSmithKline PLC (UK) Pharmaceuticals	5,761	$125,439
Novartis AG (Switzerland) Pharmaceuticals	1,825	115,304
Roche Holding AG (Switzerland) Pharmaceuticals	118	23,938
		264,681
HEALTH CARE EQUIPMENT & SERVICES - 2.3%
Olympus Corp. (Japan) (a) Health Care Equipment	13,076	253,676
		518,357
TOTAL EQUITY AND EQUIVALENTS - 94.7% (COST $9,000,129)		10,514,675
	Par Value	Value
SHORT TERM INVESTMENTS - 4.4%
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $487,434, collateralized by Federal Home Loan Mortgage Corp. Bonds, 1.000%, due 07/25/17 - 09/27/17, aggregate value plus accrued interest of $349,301, by United States Treasury Notes, 0.625% - 0.750%, due 05/31/17 - 06/30/17, aggregate value plus accrued interest of $147,879 (Cost: $487,431)	487,431	487,431
TOTAL SHORT TERM INVESTMENTS - 4.4% (COST $487,431)		487,431
TOTAL INVESTMENTS - 99.1% (COST $9,487,560)		11,002,106
Foreign Currencies (Cost $3,610) - 0.0% (d)		3,628
Other Assets In Excess of Liabilities - 0.9%		94,790
TOTAL NET ASSETS - 100.0%		$11,100,524

  Securities of aggregate value of $9,745,269,787 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security

(b)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

oakmark.com 31

Oakmark International Small Cap Fund  December 31, 2012

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 12/31/02 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/12)[2]
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	8.69%	18.39%	6.33%	1.80%	12.41%	9.95%
MSCI World ex U.S. Small Cap Index	4.84%	17.48%	7.19%	-0.70%	12.04%	N/A
MSCI World ex U.S. Index[14]	5.93%	16.41%	3.65%	-3.43%	8.60%	5.07%
Lipper International Small Cap Funds Index[18]	6.15%	21.75%	8.42%	-0.63%	12.98%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. Performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Atea ASA	3.5
Yamaha Motor Co., Ltd.	3.4
Julius Baer Group, Ltd.	3.4
Incitec Pivot, Ltd.	3.0
Hirose Electric Co., Ltd.	2.9
Goodman Fielder, Ltd.	2.9
Premier Farnell PLC	2.9
Myer Holdings, Ltd.	2.7
LSL Property Services PLC	2.7
Rheinmetall AG	2.6
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	57
Net Assets	$1.6 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.5 billion
Median Market Cap	$1.4 billion
Equity Turnover (as of 12/31/12)	30%
Expense Ratio - Class I (as of 9/30/12)	1.41%
SECTOR ALLOCATION	% of Net Assets
Industrials	28.6
Consumer Discretionary	19.3
Information Technology	18.8
Financials	10.5
Materials	10.2
Consumer Staples	7.2
Health Care	1.3
Energy	0.3
Short-Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	57.4
UK	19.2
Switzerland	13.7
Italy*	6.4
Germany*	5.5
Norway	3.6
France*	3.5
Netherlands*	2.3
Greece*	2.1
Finland*	0.8
Sweden	0.3
% of Equity
Asia	27.1
Japan	27.1
Australasia	11.4
Australia	10.6
New Zealand	0.8
North America	2.3
US	2.3
Middle East	1.8
Isreal	1.8

*  Euro currency countries comprise 20.6% of equity investments

32 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2012

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund performed well in both absolute and relative terms for the quarter and one-year periods ending December 31, 2012. For the quarter, the Fund returned 9%, compared to 5% for the MSCI World ex U.S. Small Cap Index.18 For calendar year 2012, the Fund returned 18.4%, and the index returned 17.5%.

The top-contributing stock for both the quarter and the calendar year was Australian food manufacturer Goodman Fielder. Goodman's products include packaged baked goods, spreads, dairy products and dressings. A year ago, Goodman was the largest detractor for the Fund, but management made considerable progress in its turnaround effort during 2012. In the fourth quarter, Goodman announced price increases within its bakery and grocery business—an important milestone given intense price pressure in these businesses over the previous two years. Management remains focused on improving the company's cost structure by closing underperforming bakeries (three in Australia) and investing in larger, more efficient sites. Management is also working to improve the company's distribution costs and increase its product innovation, which should lead to higher margins in the coming years. Goodman recently sold two non-core assets: Integro, a fats and oils business, and Champion Milling, a New Zealand flour maker. This should allow management to focus more attention on its core businesses. We are pleased with the progress Goodman has made in 2012, and we believe that this management team has a clear strategy for continuing to improve the company and its financial performance in the coming years.

The largest detractor from the Fund's performance for the past quarter and year was Japanese gaming company Square Enix Holdings. During the quarter, Square Enix reduced its sales, earnings and profit margin forecasts for the current fiscal year. Though the market anticipated these downward revisions, they were more significant than expected. As an explanation, management cited higher production and operations costs related to major releases of online game services. Other factors included sluggish sales of arcade game consoles and slower-than-expected sales of the high-definition game Sleeping Dogs. Square Enix also faces two other issues: the company is between hardware cycles, and customers can now download games and apps to mobile devices at cheaper prices. Despite these issues, the gaming industry continues to expand. It is the fastest growing entertainment for kids, and women represent its largest growth category. However, the industry's revenues tend to fluctuate, which cause stock prices to shift in turn. Despite its recent setbacks Square Enix remains an attractive investment in our view.

During the quarter, we did not divest from any portfolio holdings, but we added two new names: Amplifon and Morgan Crucible. Headquartered in Italy, Amplifon is the world's largest hearing aid retailer, with a 9% global market share and a 14% market share in the countries in which it competes.

Morgan Crucible is one of the U.K.'s largest manufacturers of carbon and ceramic products for industrial use.

Geographically, we ended the quarter with our European holdings comprising 57% of the portfolio, up from 53% at the end of the previous quarter, and our Pacific Rim holdings decreased slightly to 38%.

Because we continue to believe that the U.S. dollar remains weak against some currencies, we maintained hedge positions on five of the Fund's currency exposures. At the recent quarter-end, we have hedged a portion of the Fund's Australian dollar, Norwegian krone, Swiss franc, Japanese yen and Swedish krona exposures.

We thank you for your continued confidence and support and wish all of you a very happy and healthy 2013!

oakmark.com 33

Oakmark International Small Cap Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
INDUSTRIALS - 28.6%
CAPITAL GOODS - 15.6%
Rheinmetall AG (Germany) Industrial Conglomerates	854	$41,502
Interpump Group SpA (Italy) Industrial Machinery	5,111	39,280
Travis Perkins PLC (UK) Trading Companies & Distributors	2,111	37,819
Prysmian SpA (Italy) Electrical Components & Equipment	1,546	30,866
Kaba Holding AG (Switzerland) Building Products	72	30,721
Bucher Industries AG (Switzerland) Construction & Farm Machinery & Heavy Trucks	105	20,825
Morgan Crucible Co. PLC (UK) Industrial Machinery	2,920	13,079
Konecranes OYJ (Finland) Industrial Machinery	361	12,319
Burckhardt Compression Holding AG (Switzerland) Industrial Machinery	37	12,087
Duerr AG (Germany) Industrial Machinery	124	11,120
		249,618
COMMERCIAL & PROFESSIONAL SERVICES - 8.2%
gategroup Holding AG (Switzerland) Diversified Support Services	1,325	34,938
Michael Page International PLC (UK) Human Resource & Employment Services	5,181	33,862
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	813	30,169
Pasona Group, Inc. (Japan) Human Resource & Employment Services	31	17,850
SThree PLC (UK) Human Resource & Employment Services	1,512	8,284
Cision AB (Sweden) (a) Research & Consulting Services	628	5,168
Brunel International NV (Netherlands) Human Resource & Employment Services	13	624
		130,895
TRANSPORTATION - 4.8%
BBA Aviation PLC (UK) Airport Services	9,477	34,584
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	313	31,854
Freightways, Ltd. (New Zealand) Air Freight & Logistics	3,284	11,574
		78,012
		458,525
	Shares	Value
CONSUMER DISCRETIONARY - 19.3%
AUTOMOBILES & COMPONENTS - 11.5%
Yamaha Motor Co., Ltd. (Japan) Motorcycle Manufacturers	4,869	$53,942
Autoliv, Inc. (United States) Auto Parts & Equipment	519	34,948
Takata Corp. (Japan) Auto Parts & Equipment	1,590	32,540
Toyota Industries Corp. (Japan) Auto Parts & Equipment	990	31,607
Nifco, Inc. (Japan) Auto Parts & Equipment	1,374	30,482
		183,519
RETAILING - 5.0%
Myer Holdings, Ltd. (Australia) Department Stores	19,376	43,838
Carpetright PLC (UK) (a) Home Improvement Retail	2,787	31,324
Fourlis Holdings SA (Greece) (a) Home Furnishing Retail	1,853	4,868
		80,030
MEDIA - 1.4%
Asatsu-DK, Inc. (Japan) Advertising	975	23,247
CONSUMER DURABLES & APPAREL - 1.4%
Vitec Group PLC (UK) Photographic Products	2,101	21,677
		308,473
INFORMATION TECHNOLOGY - 18.8%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.7%
Hirose Electric Co., Ltd. (Japan) Electronic Components	393	47,070
Premier Farnell PLC (UK) Technology Distributors	14,420	45,937
Konica Minolta Holdings, Inc. (Japan) Office Electronics	4,825	34,722
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	3,338	28,269
		155,998
SOFTWARE & SERVICES - 9.1%
Atea ASA (Norway) IT Consulting & Other Services	5,200	55,629
Square Enix Holdings Co., Ltd. (Japan) Home Entertainment Software	2,600	33,070
Altran Technologies SA (France) (a) IT Consulting & Other Services	3,493	26,947
Alten, Ltd. (France) IT Consulting & Other Services	765	26,414
TKC Corp. (Japan) Data Processing & Outsourced Services	170	2,962
		145,022
		301,020

34 THE OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2012 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
FINANCIALS - 10.5%
DIVERSIFIED FINANCIALS - 7.8%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,504	$53,564
MLP AG (Germany) Asset Management & Custody Banks	4,876	32,413
Azimut Holding SPA (Italy) Asset Management & Custody Banks	1,689	24,300
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	2,058	14,633
		124,910
REAL ESTATE - 2.7%
LSL Property Services PLC (UK) Real Estate Services	10,375	43,651
		168,561
MATERIALS - 10.2%
Incitec Pivot, Ltd. (Australia) Fertilizers & Agricultural Chemicals	14,208	48,439
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	3,509	37,812
Titan Cement Co. SA (Greece) (a) Construction Materials	1,457	27,079
Taiyo Holdings Co., Ltd. (Japan) Specialty Chemicals	914	25,851
Sika AG (Switzerland) Specialty Chemicals	10	23,939
		163,120
CONSUMER STAPLES - 7.2%
FOOD, BEVERAGE & TOBACCO - 5.2%
Goodman Fielder, Ltd. (Australia) (a) Packaged Foods & Meats	71,863	46,970
Britvic PLC (UK) Soft Drinks	3,714	24,750
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	2,371	11,671
		83,391
FOOD & STAPLES RETAILING - 2.0%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	907	31,995
		115,386
HEALTH CARE - 1.3%
HEALTH CARE EQUIPMENT & SERVICES - 1.1%
Primary Health Care, Ltd. (Australia) Health Care Services	2,986	12,457
Amplifon S.p.A. (Italy) Health Care Distributors	907	4,516
		16,973
	Shares	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
Tecan Group AG (Switzerland) Life Sciences Tools & Services	37	$3,103
		20,076
ENERGY - 0.3%
Fugro NV (Netherlands) Oil & Gas Equipment & Services	80	4,759
TOTAL COMMON STOCKS - 96.2% (COST $1,448,759)		1,539,920
	Par Value	Value
SHORT TERM INVESTMENTS - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.11% dated 12/31/12 due 01/02/13, repurchase price $35,673, collateralized by a United States Treasury Note, 0.625%, due 05/31/17, value plus accrued interest of $36,390 (Cost: $35,672)	35,672	35,672
TOTAL SHORT TERM INVESTMENTS - 2.2% (COST $35,672)		35,672
TOTAL INVESTMENTS - 98.4% (COST $1,484,431)		1,575,592
Other Assets In Excess of Liabilities - 1.6%		25,938
TOTAL NET ASSETS - 100.0%		$1,601,530

  Securities of aggregate value of $1,372,872,414 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security

oakmark.com 35

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Trust's prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Oakmark International Small Cap Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make those Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of small companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

2.  Total returns include changes in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Price to Earnings Ratio (P/E) is the most common measure of a stock's valuation. This ratio is a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis, and it is an indicator of how much investors are willing to pay for an opportunity to share in firm's future earning potential. For a mutual fund portfolio, the ratio is the weighted-average P/E of the stocks the fund holds. Also called earnings multiple.

7.   The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

36 THE OAKMARK FUNDS

Disclosures and Endnotes (continued)

10.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

12.  The Nikkei Stock Average (Nikkei 225) is a price weighted index comprised of 225 highly liquid stocks listed on the Tokyo Stock Exchange First Section; the constituents are selected by considering the weights of the industrial sectors. The index is aimed at fulfilling two objectives: to maintain its long-term continuity and to reflect changes in the industry structure. This index is unmanaged and investors cannot invest directly in this index.

13.  The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the subindices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968. The index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

oakmark.com 37

The Oakmark Funds

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman*
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
Allan J. Reich
Steven S. Rogers
Kristi L. Rowsell
Burton W. Ruder
Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer
Robert M. Levy—Executive Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
Thomas E. Herman—Principal Financial Officer
David G. Herro—Vice President
John J. Kane—Treasurer
Michael L. Manelli—Vice President
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
John R. Raitt—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President, Secretary and Chief Legal Officer
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer

*Dr. Wilner retired from the Board of Trustees on December 31, 2012.

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, a new account application, forms or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days of purchase.

www.Oakmark.com